                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 1999 relating to the financial statements of SIPEX Corporation, which report appears in SIPEX Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.







                                                  /s/ KPMG LLP

Boston, Massachusetts
February 25, 2000